                                                                    EXHIBIT 10.3

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     SECOND AMENDMENT, dated as of June 23, 2003 (this "Amendment"), to the 5-Year Credit Agreement, dated as of June 25, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among DOW JONES & COMPANY, INC. (the "Company"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), LLOYDS TSB BANK PLC and WESTDEUTSCHE LANDESBANK GIROZENTRALE, as co-documentation agents (in such capacity, the "Documentation Agent"), THE BANK OF NEW YORK and FLEET NATIONAL BANK, as co- syndication agents (in such capacity, the "Syndication Agent") and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :

     WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

     2.   Amendment to Subsection 1.1 of the Credit Agreement.

     (a) The definition of "Consolidated Interest Expense" in Subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting the period at the end of such definition and substituting in lieu thereof a comma and (ii) inserting the words "and including, whether or not it would be treated as interest expense in accordance with GAAP, the accretion during such period on the "contract guarantee obligations" described in clause (d) of the definition of Consolidated Total Indebtedness."

     (b) The definition of "Consolidated Total Indebtedness" in Subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of subsection (b) and substituting in lieu thereof a comma, (ii) deleting the period at the end of subsection (c) and inserting in lieu thereof the word "and" and (iii) adding the following new subsection (d):

     "(d) all amounts reflected on the Company's consolidated balance sheet for "contract guarantee obligations" relating to the litigation described in Section 3.6(b)."

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                                                                               2

     3. Amendment to Subsection 3.6 of the Credit Agreement. Subsection 3.6 of the Credit Agreement is hereby amended by deleting, in its entirety, subsection
(b) thereof and substituting in lieu thereof the following:

     "(b) except for the litigation with Cantor Fitzgerald Securities and Market Data Corporation that is described in "Legal Proceedings" and Note 3 to the financial statements included in the Company's Form 10-Q report for the first quarter of 2003, which could reasonably be expected to have a material adverse effect on the business, operations, property or financial or other condition of the Company and its Subsidiaries taken as a whole."

     4. Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above upon satisfaction of the following conditions precedent:

     (a) The Administrative Agent shall have received counterparts of this Amendment executed by the Company and the Required Lenders; and

     (b)  The Administrative Agent shall have received counterparts of each of
(i) the First Amendment to the 4-Year Credit Agreement executed and delivered by the Company and the Required Lenders (as defined therein) and (ii) the 364-Day Credit Agreement executed and delivered by the Company and all other parties thereto.

     5. Limited Effect. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Credit Agreement are and shall continue to be in full force and effect.

     6. Representations and Warranties. The representations and warranties made by the Company contained in the Credit Agreement are true and correct on and as of the date hereof after giving effect to this Amendment.

     7. Counterparts. This Amendment may be executed in counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their duly authorized officers as of the date first written above.


DOW JONES & COMPANY, INC.

By: /s/ Christopher W. Vieth
    ------------------------
Name: Christopher W. Vieth
Title: Vice President and Chief
       Financial Officer

JPMORGAN CHASE BANK,
As Administrative Agent and as a Lender

By: /s/ Peter B. Thauer
    -------------------
Name: Peter B. Thauer
Title: Vice President

 BANCA NAZIONALE DEL LAVORO S.P.A.,
 NEW YORK BRANCH

By: /s/ Francesco Di Mario
    ----------------------
Name: Francesco Di Mario
Title: Vice President

By: /s/ Leonardo Valentini
    ----------------------
Name: Leonardo Valentini
Title: First Vice President

BANK OF TOKYO-MITSUBISHI TRUST COMPANY

By: /s/ Christian Giordano
    ----------------------
Name: Christian Giordano
Title: Vice President

FLEET NATIONAL BANK

By: /s/ Denis D. Hamboyan
    ---------------------
Name: Denis D. Hamboyan
Title: Managing Director

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 HSBC BANK USA

By: /s/ Jeffrey Rothman
    -------------------
Name: Jeffrey Rothman
Title: Senior Banker

LLOYDS TSB BANK PLC

By: /s/ Richard M. Heath
    --------------------
Name: Richard M. Heath
Title: Vice President, Corporate Banking, USA
        H009

By: /s/ Catherine Rankin
    --------------------
Name: Catherine Rankin
Title: Assistant Vice President,
       Corporate Banking, USA  R027

 MELLON BANK, N.A.

By: /s/ J. Wade Bell
    ----------------
Name: J. Wade Bell
Title: Vice President

 MERRILL LYNCH BANK USA

By: /s/ Preston L. Jackson
    ----------------------
Name: Preston L. Jackson
Title: President & CEO

NATIONAL AUSTRALIA BANK LIMITED,
A.C.N. 004044937

By: /s/ Eduardo Salazan
    -------------------
Name: Eduardo Salazan
Title: SVP & Head TMT - Americas

THE BANK OF NEW YORK

By: /s/ John C. Lambert
    -------------------
Name: John C. Lambert
Title: Senior Vice President

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 THE NORTHERN TRUST COMPANY

By: /s/ John A. Konstantos
    ----------------------
Name: John A. Konstantos
Title: Vice President

 WESTDEUTSCHE LANDESBANK GIROZENTRALE

By: /s/ Richard Pearse
    ------------------
Name: Richard Pearse
Title: Executive Director

By: /s/ Sal Battinelli
    ------------------
Name: Sal Battinelli
Title: Managing Director